Exhibit 10.5

DBV TECHNOLOGIES

Corporation with capital of €1,340,814.70

Head office: Green Square – Building D 80/84 Rue des Meuniers – 92220 Bagneux

RCS Nanterre No. 441 772 552

2012 FREE SHARE

PLAN

REGULATION 2012

1.	Objectives of Regulation 2012	2
2.	Definitions	2
3.	Shares covered by Regulation 2012	4
4.	Administration of Regulation 2012	4
5.	Limitations	4
6.	Duration of Regulation 2012	5
7.	Free share allocation	5
8.	Allocation criteria and conditions	6
9.	Free share allocation calendar	6
10.	Adjustments	9
11.	Interim transactions	10
12.	Modification of Regulation 2012 – Management	10
13.	Tax and social security system	11
14.	Responsibility of the Company	11

DBV TECHNOLOGIES

2012 FREE SHARE PLAN

REGULATION 2012

Based on the authorization granted by the mixed general shareholders’ meeting of December 9, 2011, the Board of Directors of DBV Technologies ( the “Company”) decided, at its meetings of April 2 and June 6, 2012, pursuant to Articles L.225-197-1 to L. 225-187-5 of the Commercial Code, to adopt a regulation (“Regulation 2012”) designed to allocate shares of the Company free of charge to Eligible Parties (as defined below); this regulation will govern said free share allocation and its terms and conditions are presented below.

1.	OBJECTIVES OF REGULATION 2012

The objectives of Regulation 2012 are:

•	to attract and retain quality personnel to fill highly responsible positions;

•	to provide additional motivation for the Beneficiaries; and

•	to promote the success of the Company.

2.	DEFINITIONS

(a)	“Share” means a share of the Company;

(b)	“Free Share Allocation” means the free share allocation whose terms and conditions are set out in Regulation 2012;

(c)	“Authorization of the Shareholders” means the authorization to allocate shares free of charge granted to the Board of Directors by the Company’s shareholders at the mixed general shareholders’ meeting of December 9, 2011, as amended, where applicable, by a subsequent general shareholders’ meeting;

(d)	“Beneficiary” means an Eligible Party to whom at least one Share has been allocated free of charge according to Regulation 2012;

(e)	“Allocation Date” means the date the Board of Directors consents to the Free Share Allocation, constituting the beginning of the Acquisition Period;

(f)	“Eligible Party” means a corporate officer (President, Chief Executive Officer or deputy Chief Executive Officer of the Company) or employee of the Company or of an Affiliated Company meeting the conditions established in Articles L.225-197-1 to L. 225-197-5 of the Commercial Code and complying with the allocation conditions and criteria established by the Board of Directors in its decision of April 2, 2012 and reiterated in Article 8 of Regulation 2012;

(g)	“Manager” means the Board of Directors of the Company which administers Regulation 2012 according to Article 4 of Regulation 2012;

(h)	“Disability” means a disability of the Beneficiary corresponding to classification in the second or third of the categories set forth in Article L.341-4 of the Social Security Code;

(i)	“Key Managers” means Pierre-Henri Behamou, Bertrand Dupont, David Schilansky, Laurent Martin and Wenceslas Agbotounou, as well as any Beneficiary to whom the Manager expressly gives this capacity;

(j)	“Milestones” means the performance criteria referred to in Article 8 of Regulation 2012;

(k)	“Acquisition Period” means (a) for the Beneficiaries who are not Key Managers, the period lasting two (2) years from the Allocation Date, during which a Beneficiary is not yet owner of the Shares allocated to him/her free of charge and (b) for the Key Managers the longer of the following two periods (a) the period lasting two (2) years from the Allocation Date, during which a Beneficiary is not yet owner of the Shares allocated to him/her free of charge and (b) the period after which each of the Milestones is reached;

(l)	“Retention Period” means the period lasting two (2) years from the final acquisition of the Shares, during which a Beneficiary must keep the freely allocated Shares;

(m)	“Regulation 2012” means this 2012 Free Share Plan, as adopted by the Manager on June 6, 2012;

(n)	“Employee” means an individual employed by the Company (or any Affiliated Company) subject to the control and management of the employing entity in the performance and execution of the work to be accomplished;

(o)	“Company” means DBV Technologies, a French corporation;

(p)	“Affiliated Company” means a company meeting the criteria presented in Article L. 225-180 of the Commercial Code:

•	company of which at least ten percent (10%) of the capital or voting rights are held, directly or indirectly, by the Company;

•	companies holding, directly or indirectly, at least ten percent (10%) of the capital or voting rights of the Company; and

•	companies of which at least fifty percent (50%) of the capital or voting rights are held directly or indirectly by a company itself holding, directly or indirectly, at least fifty percent (50%) of the capital or voting rights of the Company.

3.	SHARES COVERED BY REGULATION 2012

Subject to the application of Article 10 of Regulation 2012 and pursuant to the Shareholders’ Authorization, the maximum number of Shares that may be covered by the Free Share Allocation under Regulation 2012 is 1,968,528 Shares with a nominal value of ten cents Euro (€0.10), adjusted, where applicable, to take into account any split or consolidation of the Shares.

4.	ADMINISTRATION OF REGULATION 2012

(a)	Administration

Regulation 2012 is governed by the Manager.

(b)	Powers of the Manager

To the extent of the provisions of the Commercial Code, the Shareholders’ Authorization and Regulation 2012, the Manager shall have discretionary power to:

i.	determine the Eligible Parties to whom the Shares are allocated free of charge and decide on the number of Shares to be allocated free of charge to each of them;

ii.	determine the terms and conditions of any Free Share Allocation;

iii.	analyze and interpret the terms of Regulation 2012;

iv.	decide, modify or cancel any rule of Regulation 2012;

v.	make any decision necessary or appropriate in order to administer Regulation 2012.

(c)	Effects of the Manager’s Decisions

The Manager’s decisions and interpretations are final and binding for all Beneficiaries.

5.	LIMITATIONS

(a)	The Shares allocated free of charge are governed by Articles L. 225-197-1 to L. 225-197-5 of the Commercial Code. They in no way constitute a part of the employment contract or corporate appointment or of the Beneficiary’s compensation.

Neither Regulation 2012 nor any Share allocated free of charge entitles a Beneficiary to maintain his/her employment in the Company or Affiliated Company or his/her corporate appointment with the Company. Furthermore, they in no way limit the right, where applicable, of the Beneficiary, Company or Affiliated Company to terminate the employment or corporate appointment, under any circumstances with or without cause.

(b)	Pursuant to Article L. 225-197-1 of the Commercial Code, no Share may be allocated free of charge to an Eligible Party, if the Eligible Party directly holds, at the time of allocation of the Shares, more than 10% of the share capital of the Company or if by such allocation the Eligible Party would hold more than 10% of the share capital of the Company.

Furthermore, pursuant to Article L. 225-197-1 of the Commercial Code, the total number of Shares allocated free of charge may not exceed 10% of the share capital.

6.	DURATION OF REGULATION 2012

Using the authorization and authority granted by the general shareholders’ meeting of December 9, 2011, the Board of Directors decided on April 2, 2012 and June 6, 2012 to introduce “Regulation 2012,” which came into force on April 2, 2012, and the Shares may be allocated free of charge as of that date. The Shares may be allocated free of charge until the expiration of a term of thirty-eight (38) months as of the Shareholders’ Authorization. Unless it is cancelled in advance pursuant to the provisions of Article 12, Regulation 2012 will remain in force until the expiration of the Retention Period of the last Share allocated free of charge.

7.	FREE SHARE ALLOCATION

(a) Allocation Decision

The Manager may decide at any time to allocate free Shares to Eligible Parties, to the extent of the authorization granted by the mixed general shareholders’ meeting of December 9, 2011 and the duration of Regulation 2012 referred to in Article 6 above.

(b) Allocation of the Shares and Acceptance of the Beneficiaries

Each Eligible Party is informed of the Free Share Allocation by notification letter specifying notably (i) the number of Shares allocated to him/her free of charge, (ii) the duration of the Acquisition Period, (iii) the duration of the Retention Period, (iv) the conditions and criteria to meet for the allocation to become final at the end of the Acquisition Period, as well as (v) any obligation placed upon him/her. A copy of Regulation 2012 will be enclosed with this notification letter. A sample notification letter appears in Appendix 1 of Regulation 2012.

This notification letter is sent to the Beneficiary by registered mail with acknowledgement of receipt or delivered personally to the Beneficiary by the Manager or any duly authorized person, and the Beneficiary will acknowledge receipt.

In the event that the Beneficiary would like to take advantage of the Free Share Allocation, he/she must communicate his/her acceptance to the Company by sending the second copy of the notification of the Free Share Allocation for the Company to the Manager, by registered mail, with acknowledgement of receipt, or by personal delivery, bearing his/her signature under “Good for acceptance,” within thirty (30) days of receipt of the notification of the Free Share Allocation.

In the absence thereof, the Free Share Allocation will lapse.

The acceptance of Regulation 2012 by a Beneficiary is equivalent to acceptance of all its terms.

8.	ALLOCATION CRITERIA AND CONDITIONS

The allocation of Shares supposes that each Beneficiary will meet the following conditions and criteria set by the Board of Directors in its decisions of April 2, 2012 and June 6, 2012, of which the Beneficiaries were notified by individual letter:

•	The Beneficiary must maintain the capacity of Eligible Party for the entire Acquisition Period.

•	The allocation of Shares to Key Managers will not be final unless they meet the performance criteria specified below:

•	one third of the allocated Shares will only be acquired on the later of the following two dates (i) expiration of a period of two years from allocation and (ii) inclusion of the one hundredth patient in the VIPES phase II study;

•	one third of the allocated Shares will only be acquired on the later of the following two dates (i) expiration of a period of two years from allocation and (ii) achievement of the main endpoint of the VIPES phase II study; and

•	one third of the allocated Shares will only be acquired on the later of the following two dates (i) expiration of a period of two years from allocation and (ii) inclusion of the first patient in the Viaskin® Milk phase II study.

9.	FREE SHARE ALLOCATION CALENDAR

(a) Acquisition Period

The Free Share Allocation to the Beneficiaries will only become final at the end of an Acquisition Period of two (2) years from the allocation decision made by the Manager or, in respect of the Key Managers, once each of the Milestones is reached, provided that the Beneficiary has maintained the capacity of Eligible Party for the entire Acquisition Period.

Pursuant to Article L. 225-197-3 of the Commercial Code, the rights stemming from the Free Share Allocation cannot be assigned or transferred by any means whatsoever until the end of the Acquisition Period.

Thus, in the event of resignation, departure or retirement, cessation of the Beneficiary’s employment contract by mutual agreement with the company in question, or dismissal, revocation or non-renewal of the Beneficiary’s corporate appointment during the Acquisition Period, for any cause whatsoever, the Beneficiary will, unless otherwise decided previously by the Manager, forfeit all rights to the Free Share Allocation and may not claim any compensation for this reason.

•	Dismissal of the Beneficiary and/or revocation and/or non-renewal of corporate appointment during the Acquisition Period:

•	If the Beneficiary holds only an employment contract, the forfeiture of the right to the Free Share Allocation will take place on the date of receipt (or of the first presentation) of the dismissal notification letter, notwithstanding (i) the possible existence of advance notice, whether executed or not, (ii) any possible opposition of the Beneficiary to his/her dismissal and/or its reasons, as well as (iii) any court decision questioning the grounds for the dismissal.

•	If the Beneficiary holds only a corporate appointment, the forfeiture of the right to Free Share Allocation will take place either as of the date of the meeting of the competent corporate entity having decided on such revocation or replacement of the Beneficiary in his/her corporate appointment, if the Beneficiary participated therein, or from the Beneficiary’s receipt of the notification of this decision, if the Beneficiary did not participate therein, notwithstanding (i) the possible existence of advance notice, whether executed or not, (ii) any possible opposition of the Beneficiary to his/her revocation and/or its reasons, as well as (iii) any court decision questioning the grounds for the revocation.

•	If the Beneficiary holds both an employment contract and a corporate appointment and, in the event of concomitant or successive forfeiture of these two functions, the forfeiture of the right to the Free Share Allocation will take place as of the receipt date of the latter of the two notifications referred to in the two previous paragraphs.

•	Resignation during the Acquisition Period

In the event of resignation of the Beneficiary from his/her functions as an employee, if he/she is only an employee, or of corporate officer, if he/she is only a corporate officer, or in the event of concomitant or successive resignation from his/her functions of employee and corporate officer, if the Beneficiary assumes the two functions at the same time, the forfeiture of the right to Free Share Allocation will take place:

•	if the Beneficiary is only an employee or corporate officer, on the date of receipt by the Company of the Beneficiary’s resignation letter or on the date of its personal delivery to an authorized representative of the company that employs him/her; and

•	if the Beneficiary assumes both the functions of employee and corporate officer, on the date of receipt by the Company or personal delivery of the first of his/her resignation letters to an authorized representative of the company that employs him/her, all notwithstanding the possible existence of advance notice, whether executed or not;

•	Mutual agreement between the Beneficiary and the company that employs him/her during the Acquisition Period

In the event of cessation of the employment contract by mutual agreement between the Beneficiary and the company that employs him/her (including in the event of mutual termination agreement), if he/she is only an employee, or in the event of cessation of the employment contract by mutual agreement between the Beneficiary and the company that employs him/her and resignation or concomitant or successive revocation of his/her corporate appointment, in the event that he/she assumes both functions at the same time, the Beneficiary forfeits his/her right to the Free Share Allocation as of the first of the signature date of the agreement terminating the Beneficiary’s functions of employee (or execution of the document concerning the mutual termination agreement) or the date of receipt of the notification of revocation of the corporate appointment or the date of resignation from the corporate appointment.

•	Retirement of the Beneficiary during the Acquisition Period

In the event of Beneficiary’s retirement during the Acquisition Period, the Beneficiary will forfeit his/her right to the Free Share Allocation as of the date of departure.

However, by exception to the above:

(i) in the event that the Beneficiary is pensioned off by the company that employs him/her during the Acquisition Period, under the applicable legal and regulatory conditions, the Beneficiary will maintain his/her right to the Free Share Allocation subject to his/her compliance with the Acquisition Period;

(ii) in the event of the Beneficiary’s death during the Acquisition Period, his/her heirs may request the Free Share Allocation within a term of six (6) months from the date of death;

(iii) in the event of disability, the Beneficiary may request the allocation of Shares within the term of six (6) months from the event that caused the disability.

It is specified that, during the Acquisition Period, the Beneficiaries are not owners of the Shares and do not have any rights as shareholders. In particular, they do not hold dividend rights, voting rights or the right to receive information related to the Shares communicated to the shareholders.

(b) Delivery of the Securities

At the end of the Acquisition Period, the Company, subject to the Beneficiary’s compliance with the acquisition conditions and criteria referred to in Article 8 above, transfers to the Beneficiary the number of Shares determined by the Board of Directors.

(c) Retention Period of the Shares

•	IF THE BENEFICIARY IS A CORPORATE OFFICER:

As of the final allocation of Shares, the Beneficiary must retain:

(i) all of the Shares allocated free of charge for the Retention Period of two (2) years,

(ii) at least 10% of the Shares allocated free of charge until the cessation of his/her functions.

•	IF THE BENEFICIARY IS NOT A CORPORATE OFFICER:

The Beneficiary of the Free Share Allocation must retain the Shares for the Retention Period of two (2) years, once the Shares have been actually allocated to him/her at the end of the Acquisition Period.

The Shares allocated free of charge must be registered in the Beneficiary’s name in an account indicating that the shares are not available.

However, the general shareholders’ meeting established that, provided that assignment of the Shares allocated free of charge before the term set forth above does not call into question the Preferential Treatment (as defined in Article 13 hereof), the Shares allocated free of charge may be assigned, pursuant to the bylaws of the Company and the regulations applicable to companies whose securities are listed on a regulated exchange, in the event of:

(i) disability of the Beneficiary under the conditions set forth in Article L.255-197-1 of the Commercial Code, or

(ii) death of the Beneficiary, by his/her heirs pursuant to Article L. 225-197-3 paragraph 2 of the same Code.

The Beneficiary has the capacity of shareholder as of the final allocation of the Shares and for the entire Retention Period. Accordingly, the Beneficiary may exercise all rights attached to the Shares allocated to him/her free of charge for the Retention Period.

At the end of the Retention Period, the Shares allocated free of charge may be assigned by the Beneficiary, subject to the bylaws of the Company and the regulations applicable to companies whose securities are listed on a regulated exchange.

10.	ADJUSTMENTS

The Manager alone will be competent to determine, where applicable, the conditions under which the number of Shares allocated free of charge will be adjusted in the event of transactions related to the Company’s capital in order to preserve the Beneficiary’s rights to said Free Share Allocations.

11.	INTERIM TRANSACTIONS

It is specified, to the extent necessary, that, pursuant to the provisions of Article L. 225-197-1 III of the Commercial Code:

“In case of exchange of shares without balancing payment resulting from a merger or spinoff carried out pursuant to the regulations in force during the acquisition or retention periods set out in I, the provisions of this Article and in particular the aforementioned periods, for their remaining duration on the date of the exchange, remain applicable to the allocation rights and shares received in exchange. The same shall hold true regarding exchange resulting from a bid, split or consolidation process conducted in accordance with the current regulations, taking place during the retention period.

In case of contribution to a company or a mutual fund whose assets are composed exclusively of shares of capital or giving access to capital issued by the company or by a company related to it within the meaning of Article L. 225-197-2, the retention obligation under I remains applicable, for the period remaining as of the date of the contribution, to shares or stock received in exchange for the contribution.”

12.	MODIFICATION OF REGULATION 2012 – MANAGEMENT

(a) Modification

The Manager may at any time modify the provisions of Regulation 2012 or suspend or terminate it.

(b)	Consequences of Modification or Cancellation

No modification, alteration, suspension or cancellation of Regulation 2012 can reduce the rights of a Beneficiary without his/her agreement, unless such modification arises from a newly introduced legislative or regulatory provision, or any other enforceable provision imposed on the Company or Affiliated Company.

(c) Management

The Management of Regulation 2012 is entrusted to the Manager. However, the Manager reserves the right to entrust the management of Regulation 2012 to any financial establishment. The Manager will inform the Beneficiaries by registered letter with acknowledgement of receipt or by personal delivery specifying the name and contact information of the financial establishment chosen by the Manager to handle the management of Regulation 2012.

13.	TAX AND SOCIAL SECURITY SYSTEM

The Beneficiary shall pay all taxes and mandatory withholdings levied from him/her by the current tax regulations on the due date of said taxes or withholdings.

The Free Share Allocation is likely to result in unfavorable tax and social security consequences for the Beneficiary if he/she does not comply with the provisions of the preferential tax and social security treatment (hereinafter the “Preferential Treatment”) in force on the date of the implementation of Regulation 2012. The Beneficiary is asked to obtain advice regarding his/her personal taxes, notably to determine the tax and social security treatment applicable to him/her, and declares that he/she does not rely on any tax advice from the Company.

If the Beneficiary does not comply with the provisions in force offering the benefit of the Preferential Treatment, the gain stemming from the Share allocation plan is considered salary received by the Beneficiary, subject to income tax and corporate withholdings and subject to social security dues under common law conditions.

It is expressly agreed between the Company and the Beneficiary that, in the event that if, by the fault of the Beneficiary, he/she cannot benefit from the Preferential Treatment, notably in the event of assignment of the Shares before the expiration of the required terms, he/she will owe to the Company a contractual compensation equal to the damage suffered by the Company, including in particular the advance of the charges and social security contributions that the Company would then have to pay on behalf of the Beneficiary in his capacity as employee or corporate officer of the Company. It is also agreed that, if the Beneficiary is not considered a French tax resident for the determination of the applicable taxation and social security system, the Company will be entitled to ask the Beneficiary to reimburse any taxes, social security charges or any other tax or government contribution it would have to pay as a consequence of the allocation or delivery of the Shares.

14.	RESPONSIBILITY OF THE COMPANY

The Company and the Affiliated Companies may not, in any way, be held liable if, for any reason, attributable or not to the Company or its Affiliated Companies, a Beneficiary were not able to acquire the Shares allocated to him/her.

15.	GOVERNING LAW – JURISDICTION

Regulation 2012 is governed by French law and in particular by the provisions of Articles L.225-197-1 et seq. of the Commercial Code.

Any dispute arising from this Regulation 2012 shall be under the exclusive competence of the court under the jurisdiction of the court of appeals at the place of the Company’s head office.

The Free Share Allocation in accordance with Regulation 2012 authorizes the Company to request the Beneficiary at any time to comply with all legislative and regulatory provisions governing the Shares allocated free of charge.

APPENDIX 1

SAMPLE LETTER OF NOTIFICATION OF FREE SHARE ALLOCATION

DBV TECHNOLOGIES

Corporation with capital of €1,340,814.70

Head office: Green Square – Building D 80/84 Rue des Meuniers – 92220 Bagneux

RCS No. 441 772 552

Bagneux, [date]

    [Name of the Beneficiary]

Dear Madam/Dear Sir,

We are pleased to inform you that the Board of Directors of the Company has decided to allocate free shares of the Company to you, pursuant to the provisions of the regulation governing the free share plan, a copy of which is enclosed in Appendix 1 (“Regulation 2012”).

The terms not defined herein and written with initial capital letter have the meaning given to them in Regulation 2012.

These free Shares have been allocated under the provisions of Articles L.225-197-1 to L. 225-197-5 of the Commercial Code.

Pursuant to the decision of the Board of Directors, you have been allocated [—],[—] ([—]) free Shares of the Company under the conditions stated below.

1.	Acquisition Period

The Free Share Allocation will become final only at the end of an Acquisition Period of two (2) years starting on [—], Allocation Date of the free Shares.

2.	Allocation criteria and conditions

The Free Share Allocation supposes that you meet the following conditions and criteria during the aforementioned Acquisition period:

You must be bound to the Company, during the entire Acquisition Period, by a corporate appointment, or to the Company or an Affiliated Company by an open-ended or fixed-term employment contract or a professional training contract.

In the event of resignation, dismissal or revocation during the Acquisition Period, for any reason whatsoever, you forfeit all rights to the Free Share Allocation and may not claim any compensation for this reason.

In the event of resignation, the forfeiture of the right to Free Share Allocation will occur as of the date of receipt by the Company of your resignation letter or the date of its personal delivery to an authorized representative of the company that employs you, notwithstanding the possible existence of advance notice, whether executed or not.

In the event of dismissal or revocation, the forfeiture of the right to Free Share Allocation will occur as of the date of receipt of the dismissal notification letter (or its first delivery), notwithstanding (i) the possible existence of advance notice, whether executed or not, (ii) any possible opposition by you to your dismissal or revocation and/or the reasons of either, as well as (iii) any court decision questioning the grounds for the dismissal or revocation.

However, by exception to the above:

(i) in the event of retirement or redundancy during the Acquisition Period, you will maintain your right to the Free Share Allocation;

(ii) in the event of death or disability during the Acquisition Period, your beneficiaries may request the Free Share Allocation within a term of six (6) months from the date of your death or your Disability.

At the end of the Acquisition Period, and subject to compliance with the aforementioned criteria, the Company will transfer to you the [—] ([—]) Shares referred to above. Accordingly, you will become a shareholder of the Company as of that date.

3.	Retention Period

As of the final allocation of the Shares, you agree to keep them for a Retention Period of two (2) years.

For this purpose, the Shares allocated free of charge must be registered in your name in an account indicating that they are not available.

You will have the capacity of shareholder as of the final allocation of the Shares and for the entire Retention Period, notwithstanding the obligation to retain them. You may therefore exercise during the Retention Period the rights attached to the Shares allocated to you free of charge, notably the right to receive information, the right to participate in shareholders’ meetings, the right to vote, the right to dividends and the right to preferred subscription.

At the end of the aforementioned Retention Period, the Shares allocated free of charge will become available and, in particular, may be freely assigned.

Your acceptance of the Free Share Allocation under the above conditions is equivalent to acceptance of all the terms of Regulation 2012.

Should you accept the Free Share Allocation, please sign two copies of this notification of Free Share Allocation, keep one copy and return one copy to the Company.

Sincerely,

Pierre-Henri Benhamou

Good for acceptance

[Name of the Beneficiary]

Encl.: 2012 Regulation

2013 FREE SHARE

PLAN

REGULATION 2013

1.	Objectives of Regulation 2013	3
2.	Definitions	3
3.	Shares covered by Regulation 2013	5
4.	Administration of Regulation 2013	5
5.	Limitations	5
6.	Duration of Regulation 2013	6
7.	Free share allocation	6
8.	Allocation criteria and conditions	6
9.	Free share allocation calendar	7
10.	Adjustments	10
11.	Interim transactions	10
12.	Modification of Regulation 2013 – Management	10
13.	Tax and social security system	11
14.	Responsibility of the Company	11

FREE SHARE ALLOCATION PLAN

REGULATION 2013

Based on the authorization granted by the mixed general shareholders’ meeting of December 9, 2011, the Board of Directors of DBV Technologies ( the “Company”) decided, at its meeting of July 25, 2013, pursuant to articles L.225-197-1 to L. 225-197-5 of the Commercial Code, to adopt a regulation ( “Regulation 2013”) designed to allocate shares of the Company free of charge to Eligible Parties (as defined below); this regulation will govern said free share allocation, and its terms and conditions are presented below.

1.	OBJECTIVES OF REGULATION 2013

The objectives of Regulation 2013 are:

•	to attract and retain quality personnel to fill highly responsible positions;

•	to provide additional motivation to the Beneficiaries; and

•	to promote the success of the Company.

2.	DEFINITIONS

(a)	“Share” means a share of the Company;

(b)	“Free Share Allocation” means the free share allocation whose terms and conditions are set out in Regulation 2013;

(c)	“Authorization of the Shareholders” means the authorization to allocate shares free of charge granted to the Board of Directors by the Company’s shareholders at the mixed general shareholders’ meeting of December 9, 2011 as amended, where applicable, by a subsequent general shareholders’ meeting;

(d)	“Beneficiary” means an Eligible Party to whom at least one Share has been allocated free of charge according to Regulation 2013;

(e)	“Allocation Date” means the date the Board of Directors consents to the Free Share Allocation, constituting the beginning of the Acquisition Period;

(f)	“Eligible Party” means a corporate officer (President, Chief Executive Officer or deputy Chief Executive Officer of the Company) or employee of the Company or of an Affiliated Company meeting the conditions established in articles L.225-197-1 to L. 225-197-5 of the Commercial Code and complying with the allocation conditions and criteria established by the Board of Directors in its decision of July 25, 2013 and reiterated in Article 8 of Regulation 2013;

(g)	“Manager” means the Board of Directors of the Company which administers Regulation 2013 according to Article 4 of Regulation 2013;

(h)	“Disability” means a disability of the Beneficiary corresponding to classification in the second or third of the categories set forth in Article 1-341-4 of the Social Security Code;

(i)	“Key Managers” means any Beneficiary to whom the Manager expressly gives this capacity;

(j)	“Milestones” means the performance criteria referred to in Article 8 of Regulation 2013;

(k)	“Acquisition Period” means (a) for the Beneficiaries who are not Key Managers, the period lasting two (2) years from the Allocation Date, during which a Beneficiary is not yet owner of the Shares allocated to him/her free of charge and (b) for the Key Managers the longer of the following two periods (a) the period lasting two (2) years from the Allocation Date, during which a Beneficiary is not yet owner of the Shares freely allocated to him/her free of charge and (b) the period after which each of the Milestones is reached;

(l)	“Retention Period” means the period lasting two (2) years from the final acquisition of the Shares, during which a Beneficiary must keep the Shares allocated free of charge;

(m)	“Regulation 2013” means this Free Share Plan, as adopted by the Manager on July 25, 2013;

(n)	“Employee” means an individual employed by the Company (or any Affiliated Company) subject to the power of control and management of the employing entity in the performance and execution of the work to be accomplished;

(o)	“Company” means DBV Technologies, a French corporation;

(p)	“Affiliated Company” means a company meeting the criteria presented in Article L. 225-180 of the Commercial Code:

•	company of which at least ten percent (10%) of the capital or voting rights are held, directly or indirectly, by the Company;

•	companies holding, directly or indirectly, at least ten percent (10%) of the capital or voting rights of the Company; and

•	companies of which at least fifty percent (50%) of the capital or voting rights are held directly or indirectly by a company itself holding, directly or indirectly, at least fifty percent (50%) of the capital or voting rights of the Company.

3.	SHARES COVERED BY REGULATION 2013

Subject to the application of Article 10 of Regulation 2013 and pursuant to the Shareholders’ Authorization, the maximum number of Shares that may be covered by the Free Share Allocation under Regulation 2013 is €1,036,500 Shares with a nominal value of ten cents Euro (€0.10), adjusted, where applicable, to take into account any split or consolidation of the Shares.

4.	ADMINISTRATION OF REGULATION 2013

(a)	Administration

Regulation 2013 is governed by the Manager.

(b)	Powers of the Manager

To the extent of the provisions of the Commercial Code, the Shareholders’ Authorization and Regulation 2013, the Manager shall have discretionary power to:

i. determine the Eligible Parties to whom the Shares are allocated free of charge and decide on the number of Shares to be allocated free of charge to each of them;

ii. determine the terms and conditions of any Free Share Allocation;

iii. analyze and interpret the terms of Regulation 2013;

iv. decide, modify or cancel any rule of Regulation 2013.

v. make any decision necessary or appropriate in order to administer Regulation 2013.

(c)	Effects of the Manager’s Decision

The Manager’s decisions and interpretations are final and binding for all Beneficiaries.

5.	LIMITATIONS

(a)	The Shares allocated free of charge are governed by articles L. 225-197-1 to L. 225-197-5 of the Commercial Code. They in no way constitute a part of the employment contract or corporate appointment or of the Beneficiary’s compensation.

Neither Regulation 2013 nor any Share allocated free of charge entitles a Beneficiary to maintain his/her employment in the Company or Affiliated Company or his/her corporate appointment with the Company. Furthermore, they in no way limit the right, where applicable, of the Beneficiary, the Company or Affiliated Company to terminate the employment or corporate appointment, under any circumstances with or without cause.

(b)	Pursuant to Article L. 225-197-1 of the Commercial Code, no Share may be allocated free of charge to an Eligible Party, if the Eligible Party directly holds, at the time of allocation of the Shares, more than 10% of the share capital of the Company or if by such allocation, the Eligible Party would hold more than 10% of the share capital of the Company.

Furthermore, pursuant to Article L. 225-197-1 of the Commercial Code, the total number of Shares allocated free of charge may not exceed 10% of the share capital.

6.	DURATION OF REGULATION 2013

Using the authorization and authority granted by the general shareholders’ meeting of December 9, 2011, the Board of Directors decided on July 25, 2013 to introduce “Regulation 2013,” which came into force on July 25, 2013, and the Shares may be allocated free of charge as of that date. The Shares may be allocated free of charge until the expiration of a term of thirty-eight (38) months as of the Shareholders’ Authorization. Unless it is cancelled in advance pursuant to the provisions of Article 12, Regulation 2013 will remain in force until the expiration of the Retention Period of the last Share allocated free of charge.

7.	FREE SHARE ALLOCATION

(a) Allocation Decision

The Manager may decide at any time to allocate free Shares to Eligible Parties, to the extent of the authorization granted by the mixed general shareholders’ meeting of December 9, 2011 and the duration of Regulation 2013 referred to in Article 6 above.

(b) Allocation of the Shares and Acceptance of the Beneficiaries

Each Eligible Party is informed of the Free Share Allocation by notification letter specifying notably (i) the number of Shares allocated to him/her free of charge, (ii) the duration of the Acquisition Period, (iii) the duration of the Retention Period, (iv) the conditions and criteria to meet for the allocation to become final at the end of the Acquisition Period, as well as (v) any obligation placed upon him/her. A copy of Regulation 2013 will be enclosed with this notification letter. A sample notification letter appears in Appendix 1 of Regulation 2013.

This notification letter is sent to the Beneficiary by registered mail with acknowledgement of receipt or delivered personally to the Beneficiary by the Manager or any duly authorized person, and the Beneficiary will acknowledge receipt.

In the event that the Beneficiary would like to take advantage of the Free Share Allocation, he/she must communicate his/her acceptance to the Company by sending the second copy of the notification of the Free Share Allocation for the Company to the Manager by registered mail, with acknowledgement of receipt, or by personal delivery, bearing his/her signature under “Good for acceptance,” within thirty (30) days of receipt of the notification of the Free Share Allocation.

In the absence thereof, the Free Share Allocation will lapse.

The acceptance of Regulation 2013 by a Beneficiary is equivalent to acceptance of all its terms.

8.	ALLOCATION CRITERIA AND CONDITIONS

The allocation of shares supposes that each Beneficiary will meet the following conditions and criteria set by the Board of Directors in its decision of July 25, 2013, of which the Beneficiaries were notified by individual letter:

•	The Beneficiary must keep the capacity of Eligible Party for the entire Acquisition Period.

•	The allocation of Shares to Key Managers will not be final unless they meet the performance criteria specified below:

•	one third of the allocated Shares will only be acquired on the later of the following two dates (i) expiration of a period of two years from allocation and (ii) inclusion of the 100th patient in the Viaskin Peanut phase II study twelve (12) months at the latest after inclusion of the first patient in the study;

•	one third of the allocated Shares will only be acquired on the later of the following two dates (i) expiration of a period of two years from allocation and (ii) completion of a strategic partnership concerning Viaskin Peanut in the United States; and

•	one third of the allocated Shares will only be acquired on the later of the following two dates (i) expiration of a period of two years from allocation and (ii) an increase of at least fifty (50) percent over five (5) consecutive days in the price of the Company share versus the closing price of the Company share listed on Euronext Paris on the date of adoption of the 2013 free share allocation plan, i.e. July 25, 2013.

9.	FREE SHARE ALLOCATION CALENDAR

(a) Acquisition Period

The Free Share Allocation to the Beneficiaries will only become final at the end of an Acquisition Period of two (2) years from the allocation decision made by the Manager, or in respect of the Key Managers, once each of the Milestones is reached, provided that the Beneficiary has maintained the capacity of Eligible Party for the entire Acquisition Period.

Pursuant to Article L. 225-197-3 of the Commercial Code, the rights stemming from the Free Share Allocation cannot be assigned or transferred by any means whatsoever until the end of the Acquisition Period.

Thus, in the event of resignation, departure or retirement, cessation of the Beneficiary’s employment contract by mutual agreement with the company in question, or dismissal, revocation or non-renewal of the Beneficiary’s corporate appointment, during the Acquisition Period, for any cause whatsoever, the Beneficiary will, unless otherwise decided previously by the Manager, forfeit all rights to the Free Share Allocation and may not claim any compensation for this reason.

•	Dismissal of the Beneficiary and/or revocation and/or non-renewal of corporate appointment during the Acquisition Period:

•	If the Beneficiary holds only an employment contract, the forfeiture of the right to the Free Share Allocation will take place on the date of receipt (or of the first presentation) of the dismissal notification letter, notwithstanding (i) the possible existence of advance notice, whether executed or not, (ii) any possible opposition of the Beneficiary to his/her dismissal and/or its reasons, as well as (iii) any court decision questioning the grounds for the dismissal.

•	If the Beneficiary holds only a corporate appointment, the forfeiture of the right to Free Share Allocation will take place either as of the date of the meeting of the competent corporate entity having decided on such revocation or replacement of the Beneficiary in his/her corporate appointment, if the Beneficiary participated therein, or from the Beneficiary’s receipt of the notification of this decision, if the Beneficiary did not participate therein, notwithstanding (i) the possible existence of advance notice, whether executed or not, (ii) any possible opposition of the Beneficiary to his/her revocation and/or its reasons, as well as (iii) any court decision questioning the grounds for the revocation.

•	If the Beneficiary holds both an employment contract and a corporate appointment and, in the event of concomitant or successive forfeiture of these two functions, the forfeiture of the right to the Free Share Allocation will take place as of the receipt date of the latter of the two notifications referred to in the two previous paragraphs.

•	Resignation during the Acquisition Period

In the event of resignation of the Beneficiary from his/her functions as an employee, if he/she is only an employee, or of corporate officer, if he/she is only a corporate officer, or in the event of concomitant or successive resignation from his/her functions of employee and corporate officer, if the Beneficiary assumes the two functions at the same time, the forfeiture of the right to Free Share Allocation will take place:

•	if the Beneficiary is only an employee or corporate officer, on the date of receipt by the Company of the Beneficiary’s resignation letter or on the date of its personal delivery to an authorized representative of the company that employs him/her; and

•	if the Beneficiary assumes both the functions of employee and corporate officer, on the date of receipt by the Company or personal delivery to an authorized representative of the company that employs him/her of the first of his/her resignation letters, all notwithstanding the possible existence of advance notice, whether executed or not;

•	Mutual agreement between the Beneficiary and the company that employs him/her during the Acquisition Period

In the event of cessation of the employment contract by mutual agreement between the Beneficiary and the company that employs him/her (including in the event of mutual termination agreement), if he/she is only an employee, or in the event of cessation of the employment contract by mutual agreement between the Beneficiary and the company that employs him/her and resignation or concomitant or successive revocation of his/her corporate appointment, in the event that he/she assumes both functions at the same time, the Beneficiary would forfeit his/her right to the Free Share Allocation as of the first of the signature date of the agreement terminating the Beneficiary’s functions of employee (or execution of the document concerning the mutual termination agreement), or the date of receipt of the notification of revocation of the corporate appointment or the date of resignation from the corporate appointment.

•	Retirement of the Beneficiary during the Acquisition Period

In the event of Beneficiary’s retirement during the Acquisition Period, the Beneficiary will forfeit his/her right to the Free Share Allocation as of the date of departure.

However, by exception to the above:

(i) in the event that the Beneficiary is pensioned off by the company that employs him/her during the Acquisition Period, under the applicable legal and regulatory conditions, the Beneficiary will maintain his/her right to the Free Share Allocation subject to his/her compliance with the Acquisition Period;

(ii) in the event of the Beneficiary’s death during the Acquisition Period, his/her heirs may request the Free Share Allocation within a term of six (6) months from the date of death;

(iii) in the event of disability, the Beneficiary may request the allocation of Shares within the term of six (6) months from the event that caused the disability.

It is specified that, during the Acquisition Period, the Beneficiaries are not owners of the Shares and do not have any right as shareholders. In particular, they do not hold dividend rights, voting rights or the right to receive information related to the Shares communicated to the shareholders.

(b) Delivery of the Securities

At the end of the Acquisition Period, the Company, subject to the beneficiary’s compliance with the acquisition conditions and criteria referred to in Article 8 above, transfers to the Beneficiary the number of Shares determined by the Board of Directors.

(c) Retention Period of the Shares

•	IF THE BENEFICIARY IS A CORPORATE OFFICER:

As of the final allocation of Shares, the Beneficiary must retain:

(i) all of the Shares allocated free of charge during the Retention Period of two (2) years,

(ii) at least 10% of the Shares allocated free of charge until the cessation of his/her functions.

•	IF THE BENEFICIARY IS NOT A CORPORATE OFFICER:

The Beneficiary of the Free Share Allocation must retain the Shares for the Retention Period of two (2) years, once the Shares have been actually allocated to him/her at the end of the Acquisition Period.

The Shares allocated free of charge must be registered in the Beneficiary’s name in an account indicating that the shares are not available.

However, the general shareholders’ meeting established that, provided that the assignment of the Shares allocated free of charge before the term set forth above does not call into question the Preferential Treatment (as defined in Article 13 hereof), the Shares allocated free of charge may be assigned, pursuant to the bylaws of the Company and the regulations applicable to companies whose securities are listed on a regulated exchange, in the event of:

(i) disability of the Beneficiary under the conditions set forth in article L.255-197-1 of the Commercial Code, or

(ii) death of the Beneficiary, by his/her heirs pursuant to Article L. 225-197-3 paragraph 2 of the same Code.

The Beneficiary has the capacity of shareholder as of the final allocation of the Shares and for the entire Retention Period. Accordingly, the Beneficiary may exercise all rights attached to the Shares allocated to him/her free of charge for the Retention Period.

At the end of the Retention Period, the Shares allocated free of charge may be freely assigned by the Beneficiary, subject to the bylaws of the Company and the regulations applicable to companies whose securities are listed on a regulated exchange.

10.	ADJUSTMENTS

The Manager will be alone competent to determine, where applicable, the conditions under which the number of Shares allocated free of charge will be adjusted in the event of transactions related to the Company’s capital in order to preserve the Beneficiary’s rights to said Free Share Allocations.

11.	INTERIM TRANSACTIONS

It is specified, as needed, that, pursuant to the provisions of article L. 225-197-1 III of the Commercial Code:

“In case of exchange of shares without balancing payment resulting from a merger or spinoff carried out pursuant to the regulations in force during the acquisition or retention periods set out in I, the provisions of this Article and in particular the aforementioned periods, for their remaining duration on the date of the exchange, remain applicable to the allocation rights and shares received in exchange. The same shall hold true regarding the exchange resulting from a bid, split or consolidation process conducted in accordance with the current regulations, taking place during the retention period.

In case of contribution to a company or a mutual fund whose assets are composed exclusively of shares of capital or giving access to capital issued by the company or by a company related to it within the meaning of Article L. 225-197-2, the retention obligation under I remains applicable, for the period remaining as of the date of the contribution, to shares or stock received in exchange for the contribution.”

12.	MODIFICATION OF REGULATION 2013 – MANAGEMENT

(a) Modification

The Manager may at any time modify the provisions of Regulation 2013, or suspend or terminate it.

(b)	Consequences of Modification or Cancellation

No modification, alteration, suspension or cancellation of Regulation 2013 can reduce the rights of a Beneficiary without his/her agreement, unless such modification arises from a newly introduced legislative or regulatory provision, or any other enforceable provision imposed on the Company or Affiliated Company.

(c) Management

The Management of Regulation 2013 is entrusted to the Manager. However, the Manager reserves the right to entrust the management of Regulation 2013 to any financial establishment. The Manager will inform the Beneficiaries by registered letter with acknowledgement of receipt or by personal delivery specifying the name and contact information of the financial establishment chosen by the Manager to handle the management of Regulation 2013.

13.	TAX AND SOCIAL SECURITY SYSTEM

The Beneficiary shall pay all taxes and mandatory withholdings levied from him/her by the current tax regulations on the due date of said taxes or withholdings.

The Free Share Allocation is likely to bring result in unfavorable tax and social security consequences for the Beneficiary if he/she does not comply with the provisions of the preferential tax and social security treatment (hereinafter the “Preferential Treatment”) in force on the date of the implementation of Regulation 2012. The Beneficiary is asked to obtain advice regarding his/her personal taxes, notably to determine the tax and social security treatment applicable to him/her, and declares that he/she does not rely on any tax advice from the Company.

If the Beneficiary does not comply with the provisions in force offering the benefit of the Preferential Treatment, the gain stemming from the Share allocation plan is considered salary received by the Beneficiary, subject to income tax and corporate withholdings and subject to social security dues under common law conditions.

It is expressly agreed between the Company and the Beneficiary that, in the event that if, by the fault of the Beneficiary, he/she cannot benefit from the Preferential Treatment, notably in the event of assignment of the Shares before the expiration of the required terms, he/she will owe to the Company a contractual compensation equal to the damage suffered by the Company, including in particular the advance of the charges and social security contributions that the Company would then have to pay on behalf of the Beneficiary in his/her capacity as employee or corporate officer of the Company. It is also agreed that, if the Beneficiary is not considered a French tax resident for the determination of the applicable taxation and social security system, the Company will be entitled to ask the Beneficiary to reimburse any taxes, social security charges or any other tax or government contribution it would have to pay as a consequence of the allocation or delivery of the Shares.

14.	RESPONSIBILITY OF THE COMPANY

The Company and the Affiliated Companies may not, in any way, be held liable if, for any reason, attributable or not to the Company or its Affiliated Companies, a Beneficiary were not able to acquire the Shares allocated to him/her.

15.	GOVERNING LAW – JURISDICTION

Regulation 2013 is governed by French law and in particular by the provisions of articles L.225-197-1 et seq. of the Commercial Code.

Any dispute arising from this Regulation 2013 shall be under the exclusive competence of the court under the jurisdiction of the court of appeals at the place of the Company’s head office.

The Free Share Allocation in accordance with Regulation 2012 authorizes the Company to request the Beneficiary at any time to comply with all legislative and regulatory provisions governing the Shares allocated free of charge.

APPENDIX 1

SAMPLE LETTER OF NOTIFICATION OF FREE SHARE ALLOCATION

DBV TECHNOLOGIES

Corporation with capital of €1,340,814.70

Head office: Green Square Building D; 80/84 Rue des Meuniers – 92220 Bagneux

RCS Nanterre No. 441 772 552

Bagneux, [date]

[Name of the Beneficiary]

Dear Madam/Dear Sir,

We are pleased to inform you that the Board of Directors of the Company has decided to allocate free shares of the Company to you, pursuant to the provisions of the regulation governing the free share plan, a copy of which is enclosed in Appendix 1 (“Regulation 2013”).

The terms not defined herein and written with initial capital letter have the meaning given to them in Regulation 2013.

These free Shares have been allocated under the provisions of articles L.225-197-1 to L. 225-197-5 of the Commercial Code.

Pursuant to the decision of the Board of Directors, you have been allocated [    ], [    ] ([    ]) free Shares of the Company under the conditions stated below.

1.	Acquisition Period

The Free Share Allocation will become final only at the end of an Acquisition period of two (2) years starting on [    ], Allocation Date of the free Shares.1

2.	Allocation criteria and conditions[2]

The Free Share Allocation supposes that you meet the following conditions and criteria during the aforementioned Acquisition period:

You must be bound to the Company, during the entire Acquisition Period, by a corporate appointment, or to the Company or an Affiliated Company by an open-ended or fixed-term employment contract or a professional training contract.

In the event of resignation, dismissal or revocation during the Acquisition Period, for any reason whatsoever, you forfeit all rights to the Free Share Allocation and may not claim any compensation for this reason.

[1]	Insert Milestones for Key Managers
[2]	See note 1

In the event of resignation, the forfeiture of the right to Free Share Allocation will occur as of the date of receipt by the Company of your resignation letter or the date of its personal delivery to an authorized representative of the company that employs you, notwithstanding the possible existence of advance notice, whether executed or not.

In the event of dismissal or revocation, the forfeiture of the right to Free Share Allocation will occur as of the date of receipt of the dismissal notification letter (or its first delivery), notwithstanding (i) the possible existence of advance notice, whether executed or not, (ii) any possible opposition by you to your dismissal or revocation and/or the reasons of either, as well as (iii) any court decision questioning the grounds for the dismissal or revocation.

However, by exception to the above:

(i) in the event of retirement or redundancy during the Acquisition Period, you will maintain your right to the Free Share Allocation;

(ii) in the event of death or disability during the Acquisition Period, your beneficiaries may request the Free Share Allocation within a term of six (6) months from the date of your death or your Disability.

At the end of the Acquisition Period, and subject to compliance with the aforementioned criteria, the Company will transfer to you the [    ] ([    ]) Shares referred to above. Accordingly, you will become a shareholder of the Company as of that date.

3.	Retention Period

As of the final allocation of the Shares, you agree to keep them for a Retention Period of two (2) years.

For this purpose, the Shares allocated free of charge must be registered in your name in an account indicating that they are not available.

You will have the capacity of shareholder as of the final allocation of the Shares and for the entire Retention Period, notwithstanding the obligation to retain them. You may therefore exercise during the Retention Period the rights attached to the Shares allocated to you free of charge, notably the right to receive information, the right to participate in shareholders’ meetings, the right to vote, the right to dividends and the right preferred subscription.

At the end of the aforementioned Retention Period, the Shares allocated free of charge will become available and, in particular, may be freely assigned.

Your acceptance of the Free Share Allocation under the above conditions is equivalent to acceptance of all the terms of Regulation 2013.

Should you accept the Free Share Allocation, please sign two copies of this notification of Free Share Allocation, keep one copy and return one copy to the Company.

Sincerely,

Pierre-Henri Benhamou

Good for acceptance

[Name of the Beneficiary]

Encl.: 2013 Regulation

2014 FREE SHARE PLAN

REGULATION 2014

1.	Objectives of Regulation 2014	3
2.	Definitions	3
3.	Shares covered by Regulation 2014	4
4.	Administration of Regulation 2014	5
5.	Limitations	5
6.	Term of Regulation 2014	6
7.	Free share award	6
8.	Criteria and conditions of award	6
9.	Calendar for the Free share award	7
10.	Adjustments	10
11.	Intervening transactions	10
12.	Amendment of Regulation 2014 – Management	10
13.	Tax and social security rules	11
14.	Specific restrictions and information	11
15.	Responsibility of the Company	12
16.	Applicable law, jurisdiction	12

2014 FREE SHARE PLAN

REGULATION 2014

Based on the authorization granted by the combined general meeting on June 3, 2014, the Board of Directors of DBV Technologies (the “Company”) decided, at its meeting on June 3, 2014, in accordance with Articles L.225-197-1 to L.225-197-5 of the Commercial Code, to adopt a regulation (“Regulation 2014”) for the purpose of awarding free shares in the Company to Eligible Persons (as defined below), which bylaw will govern the awarding of free shares, and the terms and conditions of which are set out below.

1.	OBJECTIVES OF REGULATION 2014

The objectives of Regulation 2014 are:

•	to attract and retain high-quality employees to fill positions of significant responsibility;

•	to provide additional motivation for the Beneficiaries; and

•	to foster the success of the Company.

2.	DEFINITIONS

(a)	“Share” means a share of the Company;

(b)	“Free Share Allocation” means the free share allocation on the terms and conditions set out in Regulation 2014;

(c)	“Shareholders’ Authorization” means the authorization to allocate shares free of charge granted to the Board of Directors by the shareholders of the Company at the combined general meeting on June 3, 2014, as amended, where applicable, by a later general meeting;

(d)	“Beneficiary” means an Eligible Person to whom at least one Share has been allocated free of charge in accordance with Regulation 2014;

(e)	“Change of Control” means the completion of any transaction that has the effect of bringing about a change in the Control of the Company. The term “Control” has the meaning given to it in Article L.233-3 of the Commercial Code;

(f)	“Award Date” means the date on which the Board of Directors grants the Free Share Allocation and constitutes the date on which the Acquisition Period commences;

(g)	“Eligible Person” means an officer (President, director general, or deputy director general of the Company) or employee of the Company or an Affiliate Company who meets the conditions set out in Articles L.225-197-1 and L.225-197-2 of the Commercial Code and satisfies the conditions and criteria for the award established by the Board of Directors in its decision of June 3, 2014, and set out in Article 8 of Regulation 2014;

(h)	“Manager” means the Board of Directors of the Company that administers Regulation 2014 in accordance with Article 4 of Regulation 2014;

(i)	“Disability” means a disability on the part of the Beneficiary that corresponds to classification in the second or third category provided in Article L.341-4 of the Social Security Code;

(j)	“Key Managers” means any Beneficiary to whom the Manager expressly assigns that capacity;

(k)	“Milestones” means the performance criteria set out in Article 8 of Regulation 2014;

(l)	“Acquisition Period” means (a) for Beneficiaries who are not Key Managers, the period of two (2) years commencing on the Award Date, during which a Beneficiary is not yet the owner of the bonus Shares that have been awarded to him/her, and (b) for Key Managers, the longer of the two following periods: (a) the period of two (2) years commencing on the Award Date, during which a Beneficiary is not yet the owner of the Shares that have been awarded to him/her, and (b) the period at the end of which each of the Milestones is achieved;

(m)	“Retention Period” means the period of two (2) years commencing with the definitive acquisition of the Shares, during which a Beneficiary must retain the bonus Shares awarded;

(n)	“Regulation 2014” means this 2014 Free Share Plan as adopted by the Manager on June 3, 2014;

(o)	“Employee” means a natural person who is employed by the Company (or any Affiliated Company) and is subject to the power of control and direction of the employer entity in the performance and conduct of the work to be carried out;

(p)	“Company” means DBV Technologies, a limited company incorporated under French law;

(q)	“Affiliated Company” means a company that meets the criteria set out in Article L.225-197-2 of the Commercial Code:

•	companies of which at least ten percent (10%) of the capital or voting rights are held, directly or indirectly, by the Company;

•	companies that hold, directly or indirectly, at least ten percent (10%) of the capital or voting rights of the Company; and

•	companies of which at least fifty percent (50%) of the capital or voting rights are held, directly or indirectly, by a company that itself holds, directly or indirectly, at least fifty percent (50%) of the capital or voting rights of the Company.

3.	SHARES COVERED BY REGULATION 2014

Subject to the provisions of Article 10 of Regulation 2014, and in accordance with the Shareholders’ Authorization, the maximum number of Shares that may be the subject of a Free Share Allocation pursuant to the Shareholders’ Authorization is 614,937 Shares with a par value of ten Euro cents (€0.10), adjusted, where applicable, to take into account any Share split or reverse Share split.

4.	ADMINISTRATION OF REGULATION 2014

(a)	Administration

Regulation 2014 will be administered by the Manager.

(b)	Powers of the Manager

Within the limits prescribed by the Commercial Code, the Shareholders’ Authorization, and Regulation 2014, the Manager will have discretion to:

i.	determine the Eligible Persons to whom Shares will be allocated free of charge and decide the number of bonus Shares to be awarded to each of them;

ii.	determine the terms and conditions of any Free Share Allocation;

iii.	analyze and interpret the terms of Regulation 2014;

iv.	decide to change or cancel any rule in Regulation 2014, within the limits prescribed by law;

v.	make any decision that is necessary or advisable in the course of administering Regulation 2014.

(c)	Effects of Decisions of the Manager

The decisions and interpretations of the Manager are final and binding on all Beneficiaries.

5.	LIMITATIONS

(a)	The Shares allocated free of charge are governed by Articles L.225-197-1 to L.225-197-5 of the Commercial Code. They do not in any way constitute a component of the contract of employment or office or compensation of the Beneficiary.

Neither Regulation 2014 nor any Share allocated free of charge confers a right on the Beneficiary to remain in employment in the Company or an Affiliated Company, or in office in the Company. Moreover, they do not in any event limit the right that the Beneficiary, the Company, or an Affiliated Company, as the case may be, may have to terminate such employment or office in any circumstance, with or without cause.

(b)	In accordance with Article L.225-197-1 of the Commercial Code, no Share may be allocated free of charge to an Eligible Person who, at the time of allocation the Share, directly holds more than 10% of the capital of the Company, or for whom the effect of the award would be to increase his/her participation to more than 10% of the capital of the Company.

Moreover, pursuant to Article L.225-197-1 of the Commercial Code, the total number of Shares allocated free of charge may not exceed 10% of the capital (unless otherwise provided by the regulations in force.)

6.	TERM OF REGULATION 2014

Relying on the authorization and powers granted to it by the general shareholders’ meeting on June 3, 2014, the Board of Directors, in its decision dated June 3, 2014, decided to adopt Regulation 2014, which came into force on June 3, 2014. Unless it is cancelled early in accordance with the provisions of Article 12, Regulation 2014 will remain in force until the expiration of the Retention Period for the last Share allocated free of charge.

7.	BONUS SHARE AWARD

(a)	Decision to award

The Manager may, at any time, within the limits prescribed by the authorization given by the combined general meeting on June 3, 2014, and the term of Regulation 2014 as set out in Article 6 above, decide to allocate Shares free of charge to the Eligible Persons.

(b)	Award of Shares and Acceptance by Beneficiaries

Each Eligible Person will be informed of the Free Share Allocation by a notification letter setting out, in particular, (i) the number of Shares allocated free of charge to him/her, (ii) the term of the Acquisition Period, (iii) the term of the Retention Period, (iv) the conditions and criteria to be met in order for the award to become definitive at the end of the Acquisition Period, and (v) any obligation imposed on him/her. A copy of Regulation 2014 will be attached to the notification letter. A sample notification letter is set out in an Appendix to Regulation 2014.

The notification letter will be sent to the Beneficiary by registered mail with acknowledgement of receipt or delivered by hand to the Beneficiary by the Manager or by any duly authorized person, and the Beneficiary will acknowledge receipt.

In the event that the Beneficiary would like to take up the Free Share Allocation, he/she must make his/her acceptance known to the Company by sending the second copy of the notification of the Free Share Allocation to the Company, addressed to the Manager, by registered mail with acknowledgement of receipt or by hand, signed by him/her under the notation “Good for acceptance,” within thirty (30) days of receipt of the notification of the Free Share Allocation.

Otherwise, the Free Share Allocation will be null and void.

Acceptance of Regulation 2014 by a Beneficiary constitutes acceptance of all of its terms.

8.	CRITERIA AND CONDITIONS OF AWARD

The Share award presumes that each Beneficiary meets the following conditions and criteria, which were decided by the Board of Directors in its decision dated June 3, 2014, and which have been brought to the attention of the Beneficiaries by individual letter:

•	the Beneficiary must continue to be an Eligible Person throughout the entire Acquisition Period.

•	Share awards to Key Managers will be definitive only on the condition that the following performance criteria are met:

•	half of the allocated Shares will be acquired only on the later of the two following dates: (i) the expiration of a period of two (2) years from the Award Date, and (ii) approval by the FDA (Food and Drug Administration) of the protocol for the phase III study of Viaskin Peanut;

•	half of the allocated Shares will be acquired only on the later of the two following dates: (i) the expiration of a period of two (2) years from the Award Date, and (ii) the inclusion of the one hundredth (100th) patient in the phase III study of Viaskin Peanut, no later than twelve (12) months after the inclusion of the first patient in the study.

By exception to the foregoing, the performance criteria set out above will be deemed to have been met in the event of a Change of Control of the Company.

9.	CALENDAR FOR THE BONUS SHARE AWARD

(a)	Acquisition Period

The Free Share Allocation to Beneficiaries will become definitive only at the end of an Acquisition Period of two (2) years from the allocation date, or, in the case of Key Managers, on the terms set out in Article 8, on the condition that, throughout the entire Acquisition Period, the Beneficiary has continued to be an Eligible Person.

In accordance with Article L.225-197-3 of the Commercial Code, the rights resulting from the Free Share Allocation may not be assigned or transferred by any method whatsoever until the end of the Acquisition Period. However, in the event of the death of the beneficiary, his/her heirs may request that the shares be awarded within six months from the date of death.

The definitive award is subject to an attendance requirement that is determined in accordance with the precise terms and conditions below. In order to be Eligible, beneficiaries must therefore have a relationship with the Company or an Affiliated Company, throughout the entire Acquisition Period, by virtue of an office and/or a contract of employment.

Accordingly, in the event of resignation, voluntary or involuntary retirement, termination of the Beneficiary’s contract of employment by mutual agreement with the company concerned, dismissal, removal, or non-renewal of the Beneficiary’s office, during the Acquisition Period, for any cause whatsoever, the Beneficiary would, unless otherwise first decided by the Manager, lose all rights to the Free Share Allocation and could make no claim for compensation in that regard.

•	Dismissal of the Beneficiary and/or removal and/or non-renewal of the Beneficiary’s offices during the Acquisition Period:

•	If the Beneficiary has only a contract of employment, the loss of the right to the Free Share Allocation will take place on the date of receipt (or first presentation) of the letter of notification of dismissal, notwithstanding (i) any notice requirement, whether or not it has been given; (ii) any dispute by the beneficiary of his/her dismissal and/or the reasons for the dismissal, and (iii) any judicial decision setting aside the dismissal.

•	If the Beneficiary has only an office, the loss of the right to the Free Share Allocation will take place on the date of the meeting of the corporate body at which the removal was decided or the Beneficiary was replaced as the office holder, if the beneficiary is a member of it, and if the Beneficiary is not a member of it, as of the date on which notice of the decision is received by the Beneficiary, notwithstanding (i) any notice requirement, whether or not it has been given; (ii) any dispute by the beneficiary of his/her removal and/or the reasons for the removal, and (iii) any judicial decision setting aside the removal.

•	If the Beneficiary has both a contract of employment and an office and, in the event of the simultaneous or successive loss of both positions, the loss of the right to the Free Share Allocation will take place on the date of receipt of the latter of the two notices referred to in the two preceding paragraphs.

•	Resignation during the Acquisition Period:

In the event of the resignation of the Beneficiary from his/her position as an employee, if the Beneficiary is an employee only, or as an officer, if the Beneficiary is an officer only, or in the event of simultaneous or successive resignation from his/her position as an employee and as an officer, in the event that the Beneficiary holds both positions at the same time, the loss of the right to the Free Share Allocation will take place:

•	if the Beneficiary is only an employee or an officer, on the date of receipt by the Company of the Beneficiary’s letter of resignation or on the date on which it is delivered by hand to an authorized representative of the Company that employs him/her; and

•	if the Beneficiary holds positions as both an employee and an officer, the date of receipt by the Company of the first of the letters of resignation, or the date on which it is delivered by hand to an authorized representative of the Company that employs him/her.

notwithstanding any notice requirement, whether or not it has been given.

•	Mutual agreement between the Beneficiary and the company that employs him/her during the Acquisition Period:

In the event of termination of the contract of employment by mutual agreement between the Beneficiary and the company that employs him/her (including in the case of contractual termination) if the Beneficiary is only an employee, or in the case of termination of the contract of employment by mutual agreement between the Beneficiary and the company that employs him/her and the simultaneous or successive resignation or removal from his/her office, in the event that the Beneficiary holds both positions at the same time, the Beneficiary would lose his/her right to the Free Share Allocation on the first date on which the agreement terminating the Beneficiary’s position as an employee is signed (or on which the agreement relating to the contractual termination is made), or the date of receipt of the notification of removal from office or the date of resignation from office.

•	Retirement of the Beneficiary during the Acquisition Period;

In the event that the Beneficiary retires during the Acquisition Period, the Beneficiary will lose his/her right to the Free Share Allocation on the date of retirement.

However, by exception to the foregoing:

(i)	in the event of the involuntary retirement of the Beneficiary at the initiative of the company that employs him/her during the Acquisition Period, in accordance with the applicable statutory and regulatory requirements, the Beneficiary will retain his/her right to the Free Share Allocation, on the condition that he/she adheres to the Acquisition Period;

(ii)	in the event of the death of the Beneficiary during the Acquisition Period, his/her heirs may request the Free Share Allocation within six (6) months of the death;

(iii)	in the event of disability, the Beneficiary may request that the Shares be awarded within six (6) months of the event that resulted in the disability.

It is specified that during the Acquisition Period, the Beneficiaries are not the owners of the Shares and have no shareholder’s rights. In particular, they do not have the right to dividends, the right to vote, or the right to the information communicated to shareholders attached to the Shares.

(b)	Delivery of the Shares

At the end of the Acquisition Period, the Company will, on the condition that the Beneficiary has adhered to the conditions and criteria of acquisition set out in Article 8 above, transfer to the Beneficiary the number of Shares decided by the Board of Directors.

The shares awarded will immediately be treated in the same manner as the existing shares and will carry immediate dividend rights.

(c)	Share Retention Period

The Shares must be retained by the Beneficiary throughout the Retention Period. As an exception, the shares will be freely transferable in the event of the death or disability of the Beneficiary.

If the Beneficiary is an officer, he/she will be required to administer at least 10% of the Shares awarded to him/her as registered shares until he/she ceases to hold office.

The Shares must be held in registered form in an account specifying that they are not available.

The Beneficiary has standing as a shareholder when the Shares are definitively awarded and throughout the Retention Period and may therefore exercise the rights attached to the bonus Shares throughout the Retention Period.

At the end of the Retention Period, the Shares may be freely transferred by the Beneficiary, subject to the provisions of the Company’s articles of association and the regulations applicable to companies whose shares are listed on a regulated market.

10.	ADJUSTMENTS

The Manager will be the only person with authority to decide, where applicable, the conditions on which the number of bonus Shares awarded will be adjusted in the event of transactions involving the capital of the Company in order to preserve the rights of the Beneficiaries of the said Free Share Allocations.

11.	INTERVENING TRANSACTIONS

It is specified, where applicable, that in accordance with the provisions of Article L.225-197-1 III of the Commercial Code:

In the event of an exchange of shares without consideration resulting from a merger or split carried out in accordance with the regulations in force during the acquisition or retention periods provided for in I, the provisions of this Article and, in particular, the above-mentioned periods, for the times remaining to run on the date of the exchange, will continue to be applicable to the rights to the award and the shares received in exchange. The same applies to an exchange resulting from a public offering, split, or reverse split carried out in accordance with the regulations in force that takes place during the retention period.

In the event of contribution to a company or a mutual fund of which the assets are composed exclusively of capital stock or that give access to capital issued by the company or by a company related to it within the meaning of Article L.225-197-2, the retention obligation set out in I will continue to be applicable for the time remaining to run on the date of the contribution, to the shares or units received in consideration for the contribution.

12.	AMENDMENT OF REGULATION 2014 - MANAGEMENT

(a)	Amendment

The Manager may, at any time, amend the provisions of, suspend, or terminate Regulation 2014, on the condition that it is done in compliance with the law.

(b)	Consequences of Amendment or Cancellation

No amendment, alteration, suspension, or cancellation of Regulation 2014 may reduce the rights of a Beneficiary without his/her agreement, unless such amendment results from a legislative or regulatory provision that has newly come into force or from any other provision that has executory effect and is mandatory for the Company or an Affiliated Company.

(c)	Management

The management of Regulation 2014 is assigned to the Manager. However, the Manager reserves the ability to assign the management of Regulation 2014 to any financial institution. The Manager will inform the Beneficiaries by registered letter with acknowledgement of receipt or delivery by hand specifying the name and contact information of the financial institution chosen by the Manager to handle the management of Regulation 2014.

13.	TAX AND SOCIAL SECURITY RULES

The Beneficiary will bear the cost of all taxes and mandatory deductions for which he/she is responsible under the tax regulations in force on the date on which the taxes or deductions become payable.

The Free Share Allocation may result in unfavorable tax and social security consequences for the Beneficiary if he/she does not comply with the provisions of the preferential tax and social security treatment (hereinafter “Preferential Treatment”) in force on the date on which Regulation 2014 was adopted. The Beneficiary is invited to obtain advice about his/her own personal tax situation, in particular in order to be aware of the tax and social security treatment that will apply to him/her, and the Beneficiary declares that he/she is not in any way relying on any tax or social security advice given by the Company.

In the event that the Beneficiary fails to meet the provisions in force that offer the benefit of the Preferential Treatment, the acquisition profit, corresponding to the value of the Shares at the end of the Acquisition Period, is considered to be a salary received by the Beneficiary at the end of the Acquisition Period, subject to income tax and social security contributions, including the CSG [health insurance] on employment income and the CRDS [social debt reimbursement], on the terms of the ordinary law.

It is expressly agreed between the Company and the Beneficiary that in the event that, by the actions of the Beneficiary, he/she could not benefit from the Preferential Treatment, in particular in the event of transfer of the Shares before the expiration of the required times, he/she would owe the Company a contractual indemnity equal to the loss suffered by the Company, including, in particular, the advance on charges and social contributions that the Company would then be required to pay on behalf of the Beneficiary, as an employee or officer of the Company. It is also agreed that if the Beneficiary was not considered to be a French tax resident for the purpose of determining the applicable tax and social security regime, the Company would be entitled to claim reimbursement from the Beneficiary for all income taxes, social charges, or other taxes or government contribution that it would have to pay as a result of the allocation or delivery of the Shares.

14.	SPECIFIC RESTRICTIONS AND INFORMATION

Any person who holds shares of a company must, in general, abstain from transferring them, acquiring new shares, or giving advice concerning those shares if he/she is in possession of information that could have a significant influence on the market price of the company that has not been made public. Persons who violate those rules may be subject to penal and financial sanctions. Those rules apply to Eligible Persons who receive Shares.

We invite you to refer to the Code of Ethics adopted by the Company that is online on the Intranet.

Moreover, in accordance with Article L.225-197-1 I of the Commercial Code, the Shares may not be assigned or transferred after the expiration of the Retention Period:

•	within ten (10) trading sessions preceding and three (3) trading sessions following the date on which the consolidated accounts or, if none, the annual accounts are made public;

•	within the time between the date on which the corporate bodies of the Company have knowledge of information that, if it were made public, could have a significant impact on the market price of the Company’s shares, and the date ten (10) trading sessions before the date on which the information is made public.

A calendar of publications is distributed annually and is accessible online on the Intranet.

In accordance with the provisions of Article L.621-18-2 of the Monetary and Financial Code, the transfer of shares by an officer or any person who has, within the Company, (i) the power to make management decisions concerning the company’s activities and strategy, and (ii) regular access to privileged information concerning the Company directly or indirectly requires that information be provided to the Autorité des Marchés Financiers [financial markets authority], with a copy to the Company, within the time allowed by the regulations in force.

15.	LIABILITY OF THE COMPANY

The Company and its Affiliated Companies may not, in any way, be held liable if, for any reason whatsoever not attributable to the Company or its Affiliated Companies, a Beneficiary was not able to acquire the Shares awarded to him/her.

16.	APPLICABLE LAW, JURISDICTION

Regulation 2014 is governed by French law and in particular by the provisions of Articles L.225-197-1 et seq. of the Commercial Code.

Any dispute relating to Regulation 2014 will be within the exclusive jurisdiction of the court of competent jurisdiction subject to the jurisdiction of the court of appeal in the place in which the head office of the Company is located.

The Free Share Allocation under Regulation 2014 authorizes the Society, at any time, to ask the Beneficiary to comply with any legislative and regulatory provision governing the Shares.

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APPENDIX

SAMPLE NOTIFICATION LETTER CONCERNING DBV TECHNOLOGIES FREE SHARE ALLOCATION

Limited company with share capital of 1,537,343.20 Euros

Head office: Green Square, Bât. D, 80/84 rue des Meuniers, 92220 Bagneux

441 772 522 RCS Nanterre

Bagneux, [date]

[Name of Beneficiary]

Dear Sir/Madam:

We are pleased to inform you that the Board of Directors of the Company has decided to allocate free shares of the Company to you in accordance with the provisions of the regulation governing the free share plan, a copy of which is attached in an Appendix (“Regulation 2014”).

The terms that are not defined in this letter and that are capitalized have the meaning assigned to them in Regulation 2014.

These free Shares have been awarded under the provisions of Articles L.225-197-1 to L.225-197-5 of the Commercial Code.

Under the decision of the Board of Directors, you were awarded [    ] ([    ]) free shares of the Company, on [                ], on the terms set out below.

1.	Acquisition Period

The Bonus Share Award will become definitive only at the end of an Acquisition Period of two (2) years beginning on [                ], the Allocation Date of the free shares.1

2.	Allocation criteria and conditions[2]

The Free Share Allocation assumes that during the Acquisition Period referred to above, you will meet the following conditions and criteria:

You must, throughout the Acquisition Period, have a relationship with the Company or an Affiliated Company under an office and/or a contract of employment.

In the event of resignation, voluntary or involuntary retirement, termination of the contract of employment by mutual agreement, dismissal, removal, or termination of the office, during the Acquisition Period, for any reason whatsoever, you will lose all right to the Free Share Allocation and may claim no compensation in that regard.

[1]	Insert Milestones for Key Managers.
[2]	Cf. note 1

In the event of resignation, the loss of the right to the Free Share Allocation will occur on the date of receipt by the Company or the Affiliated Company concerned of your letter of resignation or on the date of delivery by hand of the letter to an authorized representative of the company that employs you, notwithstanding any notice requirement, whether or not it has been given.

In the event of dismissal or removal, the loss of the right to the Free Share Allocation will occur on the date of receipt (or first presentation) of the letter of notification of dismissal or removal, notwithstanding (i) any notice requirement, whether or not it has been given; (ii) any dispute by you of your dismissal and/or the reasons for the dismissal, and (iii) any judicial decision setting aside the dismissal.

However, by exception to the foregoing,

(i)	in the event of retirement or dismissal for economic reasons during the Acquisition Period, you will retain your right to the Free Share Allocation;

(ii)	in the event of death or disability during the Acquisition Period, your heirs may request the Free Share Allocation within six (6) months of the date of your death or disability.

In addition, the definitive share award will be subject to the following performance conditions:

•	half of the allocated Shares will only be acquired on the later of the two following dates: (i) the expiration of a period of two (2) years from the Award Date, and (ii) approval by the FDA (Food and Drug Administration) of the protocol for the phase III study of Viaskin Peanut;

•	half of the allocated Shares will only be acquired on the later of the two following dates: (i) the expiration of a period of two (2) years from the Award Date, and (ii) the inclusion of the one hundredth (100th) patient in the phase III study of Viaskin Peanut, no later than twelve (12) months after the inclusion of the first patient in the study.

By exception to the foregoing, the above-mentioned performance criteria will be deemed to have been achieved in the event of a Change of Control of the Company.

At the end of the Acquisition Period, and on the condition that the criteria set out above have been met, the Company will to you the [    ] ([    ]) Shares referred to above. Accordingly, you will become a shareholder of the Company on that date.

3.	Retention Period

On the final allocation of the Shares, you agree to retain them during the Retention Period of two years.

Accordingly, the Shares awarded must be held in registered form in an account specifying that they are not available.

You will have the status of shareholder as of the final allocation of the Shares and throughout the

Retention Period, notwithstanding the retention obligation. You may therefore, throughout the Retention Period, exercise the rights attached to the Shares allocated to you and, in particular, the right of communication, the right to participate in meetings, the right to vote, the right to dividends, and the preferential subscription right.

At the end of the above-mentioned Retention Period, the Shares will become available and may, in particular, be freely transferred (subject to the abstention periods referred to in Regulation 2014).

Your acceptance of the Free Share Allocation on the terms set out above constitutes acceptance of the terms of Bylaw 2014.

In the event that you accept the Free Share Allocation, we would appreciate it if you would sign two copies of this notification of Free Share Allocation and keep one copy and return the other to the Company.

Sincerely yours,

Pierre-Henri Behnamou

Good for acceptance

[Name of Beneficiary]

Encl.: Regulation 2014